Exhibit 10.9

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT

BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) IS THE TYPE THAT THE

REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS

MARKED WITH A [*****]

Agreement for Investment by Share Subscription

This Agreement for Investment by Share Subscription is made as of the 10th day of April, 2023 in Shanghai, China by and among:

A.	Zhibao Technology Inc. (“Zhibao Cayman”), a limited liability company incorporated and existing under the laws of the Cayman Islands, Registration Number: SI-396670, having its address at Sertus Chambers, Governors Square, Suite # 5- 204, 23 Lime Tree Bay Avenue, P.O. Box 2547, Grand Cayman, KY1-1104, Cayman Islands;

Zhibao Technology Holdings Limited (“Zhibao BVI”), a limited liability company incorporated and existing under the laws of the British Virgin Islands, Registration Number: 2116251, having its address at Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands, a wholly-owned subsidiary of Zhibao Cayman;

Zhibao Technology Limited (“Zhibao HK”), a limited liability company incorporated and existing under the laws of the Hong Kong Special Administrative Region of China, Registration Number: 3226653, having its address at Unit 3A-8, 12/F, Kaiser Centre, No. 18 Center Street, Sai Ying Pun, HONG KONG, a wholly-owned subsidiary of Zhibao BVI;

Zhibao Cayman, Zhibao BVI and Zhibao HK shall hereinafter be collectively referred to as the “Ultimate Target Companies”;

B.	Zhibao Technology Co., Ltd. (“Zhibao China”), a limited liability company incorporated and existing under the laws of China, Unified Social Credit Code: 91310000MA1K32U85W, having its address as Building 10, No. 860 Xinyang Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone;

C.	[*****];

[*****];

[*****];

[*****];

[*****], [*****], [*****], and [*****] shall be referred to collectively as the “Subscribers” or individually as a “Subscriber”.

The Parties hereby agree as follows with respect to the overseas subscription by the Subscribers for the shares of the Ultimate Target Companies:

I. Issuance of and Subscription for Preference Shares

1. Zhibao Cayman agrees to issue and sell to the Subscribers, and the Subscribers agree to subscribe for, a total of 3,507,734 preference shares (hereinafter referred to as the “Subscribed Shares”).

2. After the Subscribers complete the ODI formalities in relation to their investment in the Ultimate Target Companies (the “Condition to Overseas Payment”) and the payment conditions are met, the Ultimate Target Companies and Zhibao China agree that:

(a) [*****], as an ultimate Subscriber, will pay the USD equivalent of RMB 5,820,078 to Zhibao Cayman to subscribe for 1,220,380 Class A preference shares of Zhibao Cayman;

(b) [*****], as an ultimate Subscriber, will pay the USD equivalent of RMB 5,820,049 to Zhibao Cayman to subscribe for 1,220,374 Class A preference shares of Zhibao Cayman;

(c) [*****], as an ultimate Subscriber, will pay the USD equivalent of RMB 1,763,650 to Zhibao Cayman to subscribe for 369,810 Class B preference shares of Zhibao Cayman;

(d) [*****], as an ultimate Subscriber, will pay the USD equivalent of RMB 3,324,853 to Zhibao Cayman to subscribe for 647,170 Class B preference shares and 50,000 Class C preference shares of Zhibao Cayman.

II. Formalities for Change of Registration Particulars

1. The Parties shall be responsible for handling the formalities for change of registration particulars in relation to share subscription.

2. The apportionment of transfer fees and other costs incurred during this share subscription process shall be agreed upon by the Parties through negotiation.

III. Representations and Warranties

1. Each Party has been duly incorporated and validly existing under the laws of its place of incorporation.

2. Each Party has all such powers, authority and capacity as necessary to execute this Agreement and other Transaction Documents to which it is a party and to perform its obligations hereunder.

IV. Modification or Termination of Agreement

This Agreement may be modified or terminated by the agreement of the Parties. If the Parties elect to modify or terminate this Agreement upon negotiation, a separate modification or termination agreement shall be concluded among the Parties.

V. Applicable Law and Dispute Resolution

This Agreement shall be governed by the laws of the Hong Kong Special Administrative Region. Any Party may refer any dispute arising out of or in connection with this Agreement to the Hong Kong International Arbitration Centre.

VI. Liability for Breach of Contract

The Parties shall consciously perform this Agreement once it comes into force, and any Party failing to fully perform its obligations hereunder shall be liable therefor in accordance with the provisions of this Agreement and the relevant laws.

VII. Condition to Effectiveness

This Agreement shall become effective after being signed by the Parties. Upon entry into force of this Agreement, the Parties shall go through the formalities for change of registration particulars with the competent authorities according to law.

VIII. Miscellaneous

This Agreement shall come into force on the date of execution by the Parties hereto. This Agreement is made in ten (10) original copies; the Ultimate Target Companies, Zhibao China, and the Subscribers shall each hold one (1) copy, and the rest copies shall be used in handling the relevant registration formalities.

(Remainder of Page Intentionally Left Blank; Signature Pages Follow)

(This is only the signature page to the Agreement for Investment by Share Subscription)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Zhibao Technology Inc.		For and on behalf of

Zhibao Technology Inc.

Authorized Representative:	/s/ Ma Botao

Title: Director		Authorized Signature(s)

Zhibao Technology Holdings Limited		For and on behalf of

Zhibao Technology Holdings Limited

Authorized Representative:	/s/ Ma Botao

Title: Director		Authorized Signature(s)

Zhibao Technology Limited		For and on behalf of

Zhibao Technology Limited

Authorized Representative:	/s/ Ma Botao

Title: Director		Authorized Signature(s)

(This is only the signature page to the Agreement for Investment by Share Subscription)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Zhibao Technology Co., Ltd.

(seal)

[Seal Affixed Here]

Legal Representative:	/s/ Ma Botao

(This is only the signature page to the Agreement for Investment by Share Subscription)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

[*****] (seal)

[Seal Affixed Here]

Appointed Representative of Executive Partner: [*****]

(This is only the signature page to the Agreement for Investment by Share Subscription)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

[*****] (seal)

[Seal Affixed Here]

Legal Representative: [*****]

(This is only the signature page to the Agreement for Investment by Share Subscription)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

[*****] (seal)

[Seal Affixed Here]

Appointed Representative of Executive Partner: [*****]

(This is only the signature page to the Agreement for Investment by Share Subscription)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

[*****] (seal)

[Seal Affixed Here]

Appointed Representative of Executive Partner: [*****]

APPLICATION FOR SHARE(S)

Company No. 396670

To:	The Board of Directors

Zhibao Technology Inc.
(the “Company”)

Dear Sirs,

We hereby apply for [      ] ordinary share(s), par value USD0.0001 per share, of the Company and undertake to pay in full for the said share(s) upon allotment. As long as the aforementioned ordinary shares are issued, we agree that this application, together with the Memorandum of association of Zhibao Technology Inc., supersedes all prior agreements and undertakings, both written and oral, between this Applier [          ] and Zhibao Technology Inc. as set forth in the share subscription agreement dated April 10,2023 ("Share Subscription Agreement”). The rights and obligations between this Applier and Zhibao Technology Inc. stipulated in the Share Subscription Agreement shall be null and void and have no further force or effect whatsoever as of the issue date of the aforementioned ordinary shares.

Dated this [                   ]

Yours faithfully,

For and on behalf of

[         ]

Authorised Signature(s)

[         ]

Address:	[ ]
Occupation:	[ ]